UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2015

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA		01720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned hereby amends and restates Item 9.01 of its Current Report on Form 8-K filed with the SEC on February 4, 2015 to read in its entirety as follows:

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

It is impracticable to provide the financial information required by Item 9.01(a) of Form 8-K relating to the Acquisition at the time this report is filed. Such required financial information will be filed as soon as practicable, but in any event not later than April 18, 2015.

(b)	Pro Forma Financial Information

It is impracticable to provide the financial information required by Item 9.01(b) of Form 8-K relating to the Acquisition at the time this report is filed. Such required financial information will be filed as soon as practicable, but in any event not later than April 18, 2015.

(d)	Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 22, 2014, by and among SeaChange International, Inc., TLL, LLC, TLL Acquisition, LLC and the other parties set forth on the signature pages thereto (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K previously filed on December 22, 2014 with the Commission (File No. 000-21393) and incorporated herein by reference).

99.1	Press Release, dated as of February 4, 2015, by SeaChange International, Inc. (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K previously filed on February 4, 2015 with the Commission (File No. 000-21393) and incorporated herein by reference.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/S/ Anthony C. Dias
Anthony C. Dias
Chief Financial Officer, Senior Vice President Finance and Administration, and Treasurer

Dated: February 4, 2015

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 22, 2014, by and among SeaChange International, Inc., TLL, LLC, TLL Acquisition, LLC and the other parties set forth on the signature pages thereto (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K previously filed on December 22, 2014 with the Commission (File No. 000-21393) and incorporated herein by reference).

99.1	Press Release, dated as of February 4, 2015, by SeaChange International, Inc. (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K previously filed on February 4, 2015 with the Commission (File No. 000-21393) and incorporated herein by reference.)